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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 23, 2005
                        (Date of earliest event reported)




                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                        0-25732              13-4146982
(State or other jurisdiction of     (Commission File Number)   (IRS Employer)
         incorporation)                                       Identification No.


2000 WESTCHESTER AVENUE, PURCHASE, NEW YORK                         10577
(Address of principal executive offices)                         (Zip Code)

                                 (914) 701-8000
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                                TABLE OF CONTENTS


Item 7.01.  Regulation FD Disclosure
Signatures























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ITEM 7.01 REGULATION FD DISCLOSURE

On May 23, 2005, Atlas Air Worldwide Holdings, Inc. (the "Company") held a conference call to discuss its financial results for the fiscal year ended December 31, 2004 and certain preliminary unaudited business and financial measures for its fiscal quarter ended March 31, 2005, among other things. The conference call was previously announced in the Company's press release dated May 19, 2005, as well as in its press releases dated May 20, 2005 and May 23, 2005, respectively. During such conference call, the Company disclosed the following information:

     o With respect to the status of the distribution of shares of the Company's new common stock ("Common Stock") to holders of allowed general unsecured claims, previously discussed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2005, the Company noted that it has made substantial progress in the claims reconciliation process over the last several months. In addition, the Company indicated that it has been working closely with the U.S. Department of Transportation ("DOT") as the DOT completes its fitness and citizenship review (required of all companies emerging from bankruptcy) to ensure that the Company retains its "U.S. citizen" status and meets the U.S. ownership and control rules upon the distribution. The Company will not be issuing the Common Stock until the DOT's review is complete. While the Company is not currently anticipating any problems with the DOT's review, it cannot predict with specificity when such review will be complete. It is the Company's current expectation, subject to the DOT's completion of its review, that the timing of the stock distribution will be completed over the next several weeks.

     o The Company has begun the process of merging the operating certificates of Atlas Air, Inc. ("Atlas") and Polar Air Cargo, Inc. ("Polar"), each a wholly-owned subsidiary of the Company. The Company anticipates such operating certificates will be merged into one certificate by the end of 2005. The Company has also initiated the steps to combine the Atlas and Polar pilot union bargaining units, both of which are represented by the Airlines Pilots Association. The Company anticipates that this merger will likely take place in 2006.

     o The Company is considering as a new strategic measure the possibility of entering into the passenger side of the ACMI business.

     o The Company affirmed that it does not anticipate that cash dividends will be declared or paid on the Common Stock in the foreseeable future.

     o The Company anticipates that its pre-bankruptcy net operating loss carryovers ("NOLs") will be available after emergence from bankruptcy, although their use will be subject to limitation. It is further anticipated that the NOLs will be considerable and will minimize the Company's 2005 cash taxes.

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company's current views with respect to certain current and future events and financial performance. Such forward-


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looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Company and its subsidiaries (collectively, the "companies") that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies' ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the continued availability of our wide-body aircraft; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs and relations; financing costs; the cost and availability of war risk insurance; our ability to remedy weaknesses in our internal controls over financial reporting; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; weather conditions; government legislation and regulation; consumer perceptions of the companies' products and services; pending and future litigation; the market acceptance of the Common Stock; and other risks and uncertainties set forth from time to time in the Company's reports to the SEC.

For additional information, we refer you to the risk factors set forth under the heading "Risk Factors" in the Current Report on Form 8-K filed by the Company with the SEC on February 10, 2005 and in the companies' plan of reorganization, as amended, which is set forth in the Current Report on Form 8-K filed by the Company with the SEC on July 26, 2004. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.

The Company assumes no obligation to update the statements contained in this release to reflect future results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Atlas Air Worldwide Holdings, Inc.

Dated: May 24, 2005                    By:    /s/ John W. Dietrich
                                             --------------------------------
                                             Name:  John W. Dietrich
                                             Title: Senior Vice President,
                                             General Counsel and Chief
                                             Human Resources Officer